EXHIBIT NUMBER 10.3
AMENDMENT NO. 3
TO
NOTE PURCHASE AGREEMENT

AMENDMENT NO. 3, dated as of July 8, 2002, among MCG Master Trust (the “Issuer”), MCG Capital Corporation (f/k/a MCG Credit Corporation) (the “Servicer”), Variable Funding Capital Corporation (the “Purchaser”), Wachovia Securities, Inc. (f/k/a First Union Securities, Inc.) (the “VFCC Deal Agent” and the “Administrative Agent”) and Wachovia Bank, National Association (f/k/a First Union National Bank) (“Wachovia”), to that certain Note Purchase Agreement dated as of June 1, 2000 (as amended by Amendment No. 1, the Omnibus Amendment thereto and Amendment No. 2, the “Note Purchase Agreement”) among the Issuer, the Servicer, the Purchaser and the VFCC Deal Agent.

WHEREAS, the Issuer, the Servicer, the Purchaser and the VFCC Deal Agent entered into the Note Purchase Agreement in connection with the issuance by the Issuer of the MCG Master Trust Notes; and

WHEREAS, Section 9.1 of the Note Purchase Agreement permits the Note Purchase Agreement to be amended from time to time pursuant to the conditions set forth therein; and

WHEREAS, the parties hereto wish to amend the Note Purchase Agreement as set forth herein;

NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement (as defined in Section 1.1(a) of the Note Purchase Agreement).

2. The definition of “Facility Termination Date” is hereby amended in its entirety to read as follows:

Facility Termination Date: July 7, 2005, or such other date to which the Facility Termination Date may be modified in accordance with the terms of Section 2.1.

3. Except as otherwise set forth herein, the Note Purchase Agreement shall continue in full force and effect in accordance with its terms.

4. This Amendment No. 3 may be executed in one or more counterparts, each of which, when so executed, shall be deemed an original; such counterparts, together, shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE ISSUER:	MCG MASTER TRUST
	By:	MCG CAPITAL CORPORATION (f/k/a MCG Credit Corporation)

By /s/ STEVEN F. TUNNEY Name: Steven F. Tunney Title: President and Chief Operating Officer

THE SERVICER:	MCG CAPITAL CORPORATION (f/k/a MCG Credit Corporation)

By /s/ STEVEN F. TUNNEY Name: Steven F. Tunney Title: President and Chief Operating Officer

THE PURCHASERS:	VARIABLE FUNDING CAPITAL
Commitment: $200,000,000	CORPORATION, a Delaware corporation By: WACHOVIA SECURITIES, INC. (f/k/a First Union Securities, Inc.), as Attorney-in-fact

By: /s/ DOUGLAS R. WILSON, SR.
Name: Douglas R. Wilson, Sr.
Title: Vice President

Variable Funding Capital Corporation c/o Wachovia Securities, Inc. One Wachovia Center, TW9 Attention: Conduit Administration Facsimile Number (704) 374-2520 Telephone Number: (704) 383-6036

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THE DEAL AGENTS	WACHOVIA SECURITIES, INC. (f/k/a First Union Securities Inc.)
(“VFCC Deal Agent”) and THE ADMINISTRATIVE AGENT:
By: /s/ MARY KATHERINE JETT

Name: Mary Katherine Jett
Title: Vice President

Wachovia Securities, Inc. One Wachovia Center, TW9 Charlotte, North Carolina 28288 Attention: Conduit Administration Facsimile Number: (704) 374-2520 Telephone Number: (704) 383-6036

WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank)

By: /s/ RAJ SHAH

Name: Raj Shah
Title: Director

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